SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.      )
              ------

Filed by the Registrant [    ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[  ] Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[X ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or
     Sec. 240.14a-12


MARKETVEST FUNDS
(Name of Registrant as Specified In Its Charter)


BOARD OF TRUSTEES OF THE MARKETVEST FUNDS
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee  (Check the appropriate box):

[  ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[  ] $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5. Total fee paid:


[  ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:
MARKETVEST GROUP OF FUNDS

MARKETVEST EQUITY FUND
MARKETVEST SHORT-TERM BOND FUND
MARKETVEST INTERMEDIATE U.S. GOVERNMENT BOND FUND
MARKETVEST PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND


NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 16, 1996



     A Special Meeting of the shareholders of the Marketvest Equity Fund, Marketvest Short-Term Bond Fund, and Marketvest Intermediate U.S. Government Bond Fund, three portfolios of Marketvest Funds, Inc. (the `Corporation'') and Marketvest Pennsylvania Intermediate Municipal Bond Fund, a portfolio of Marketvest Funds (the `Trust'') (the Corporation and Trust are referred to individually and collectively as the "Company"), will be held at the Company's principal offices on the 19th Floor of Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, on December 16, 1996, at 9:00 a.m. (Eastern Daylight Savings Time). A form of Proxy and Proxy Statement for the meeting are furnished together with this notice. The purpose of the Special Meeting is to consider and vote on the following matters with respect to each Company:
To elect five (5) Directors and Trustees of the Corporation and Trust, respectively, (`Board Members'') each to hold office for the term indicated and until their successors have been elected and qualified;

To ratify or reject the selection by the Board Members of the firm of Ernst & Young LLP as Independent Auditors for each Company; and

Such other business as may properly come before the meeting or any adjournment thereof.

     The Board Members have fixed November 20, 1996, as the record date for determination of shareholders entitled to vote at the meeting.


                              By Order of the Board Members

                              Victor R. Siclari
                              Secretary


November 25,  1996



     PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY
     TO AVOID ADDITIONAL EXPENSE.

     YOU CAN HELP THE COMPANY AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED

IN THE UNITED STATES.





MARKETVEST GROUP OF FUNDS

MARKETVEST EQUITY FUND
MARKETVEST SHORT-TERM BOND FUND
MARKETVEST INTERMEDIATE U.S. GOVERNMENT BOND FUND
MARKETVEST PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

FEDERATED INVESTORS TOWER
PITTSBURGH, PENNSYLVANIA 15222-3779


PROXY STATEMENT


     The enclosed proxy is solicited on behalf of the Board Members of Marketvest Funds, Inc. (the `Corporation'') and Marketvest Funds (the ``Trust'') (the Corporation and Trust are referred to individually and collectively as the "Company"). The Corporation was incorporated under the laws of the state of Maryland on October 25, 1995. The Corporation consists of three portfolios:
Marketvest Equity Fund, Marketvest Short-Term Bond Fund and Marketvest Intermediate U.S. Government Bond Fund. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1995. The Trust consists of one portfolio: Marketvest Pennsylvania Intermediate Municipal Bond Fund. Each portfolio of the Corporation and Trust will be referred to individually as a `Fund'' or collectively as the ``Funds.'' The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Funds or by appearing personally at the Special Meeting of shareholders to be held on December 16, 1996, at 9:00 a.m. (Eastern Daylight Savings Time) (the `Special Meeting''). Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of each Company, of Dauphin Deposit Bank and Trust Company (the Company's investment adviser), of Federated Shareholder Services Company (the Company's transfer agent), or Federated Administrative Services (the Company's administrator). In the event that the shareholder signs, dates and returns the proxy ballot but does not indicate a choice as to the items on the proxy ballot, the proxy attorneys will vote those shares in favor of the proposals. The cost of preparing and mailing the notice of meeting, proxy cards, this proxy statement and any additional proxy materials has been or will be borne by the Company.

     On November 20, 1996, the following Funds of the Corporation or Trust had outstanding the following number of shares of common stock or beneficial interest, respectively (the "Shares"), each Share being entitled to one vote and fractional shares having proportionate voting rights. The total outstanding Shares consist of:

     CORPORATION
     Marketvest Equity Fund                            45,161,551 Shares
     Marketvest Short-Term Bond Fund                        14,561,386 Shares
     Marketvest Intermediate U.S. Government Bond Fund           25,258,474
Shares

     TRUST
     Marketvest Pennsylvania Intermediate Municipal Bond Fund         22,304,634
Shares

     Only shareholders of record at the close of business on November 20, 1996, will be entitled to notice of and vote at the Special Meeting. Shares may be represented in person or by proxy. The Board Members of each Company proposes to mail this proxy statement, the enclosed notice of meeting and proxy card on or about November 29, 1996.



QUORUM AND VOTING REQUIREMENTS

     For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and `broker non-votes''will be counted as present, but not as votes cast, at the Special Meeting. The presence of a quorum will be determined as follows: (a) with respect to the election of Board Members of each Company, one-third of the Shares; (b) with respect to the ratification or rejection of each Company's Independent Auditors, one-half of the Shares. The election of Board Members for the Corporation and the Trust will be determined on the basis of a majority and a plurality, respectively, of the votes cast at the Special Meeting. The ratification of each Company's Independent Auditors will be determined on the basis of a vote of a majority of the outstanding voting securities of a company according to the Investment Company Act of 1940, which means the vote: (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is less. The affirmative vote necessary to approve other matters may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal. Management knows of no other matters which will be presented at the Special Meeting. Shares of all the Funds comprising each Company will be counted as a single group of Shares for purposes of determining the presence of a quorum and the requisite vote for the election of each Company's Board Members and the approval of its Independent Auditors. Each Company's shareholders will vote separately on the election of its respective Board Members and Independent Auditors, and the approval of each item is not conditioned on the approval of any other item.

     The Funds' combined semi-annual report for the period ended August 31, 1996, has been previously mailed to shareholders. If you have not received this report, or would like to receive additional copies, free of charge, please write the Company at the address above or call the Company at 1-800-658-8378, and they will be sent by first-class mail within three business days.

ELECTION OF BOARD MEMBERS

     The Corporation and the Trust are managed, respectively, by a Board of Directors and Trustees (`Board'' or ``Board Members''). The Board currently consists of three Board Members (`Present Board'') serving until the election and qualification of their successors. The Present Board recently approved a proposal to increase the number of Board Members from four to five, and to appoint two new Board Members. The election of the Board Members is subject to approval by shareholders of the Company. The proposal is being made, in part, to fill the vacancy arising from the death of a Board Member. This vacancy and the election of an additional Board Member can only be filled with shareholder approval. In addition, the current Board Members will stand for re-election. All of the present Board Members have served in that capacity continuously since the Company's inception, except for Mr. Clyde M. McGeary who was elected on March 19, 1996.

     The Present Board Members are currently serving as Board Members and will continue to serve in their present capacities until the results of the shareholder vote at the Special Meeting are certified and recorded. In the event that the shareholders do not elect the Nominees at the Special Meeting, the Present Board Members will continue to serve in their capacities, and will consider what action, if any, should be taken.
     At the Special Meeting, votes will be taken on the election of the Nominees to serve as Board Members of the Company to hold office until the election and qualification of their successors. None of the Nominees is related to one another. All of the Nominees have consented to serve if elected at the Special Meeting.

     THE NOMINEES

     The Nominees for election as Board Members are listed below with their ages, present positions with the Company, and principal occupations for the past five years, including any affiliation with Federated Investors and its subsidiaries: Edgewood Services, Inc., Federated Administrative Services, Federated Services Company, and Federated Shareholder Services Company (the Company's distributor, administrator, portfolio accountant and transfer agent, respectively). The address of Federated Investors and its subsidiaries is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. None of the Nominees is affiliated with Dauphin Deposit Bank and Trust Company, the Funds' Adviser.

NOMINEES FOR BOARD MEMBERS

     NAME, AGE AND             PRINCIPAL OCCUPATION AND/OR RELATION
CURRENT                        TO FEDERATED INVESTORS OR ANY OF ITS
       POSITION WITH      SUBSIDIARIES
THE COMPANY


Edward C. Gonzales*       Vice President, Treasurer, and Trustee,
Age:  66                  Federated Investors; Vice President,
Chairman, President,      Federated Advisers, Federated Management,
Treasurer, and Director   Federated Research, Federated Research
of Marketvest Funds,      Corp., Federated Global Research Corp. and
Inc.                      Passport Research, Ltd.; Executive Vice
Chairman, President,      President  and Director, Federated
Treasurer, and Trustee    Securities Corp.; Trustee, Federated
of Marketvest Funds       Services Company; Chairman, Treasurer, and
                          Trustee, Federated Administrative
                          Services; Trustee or Director of certain investment companies distributed, organized, or advised by Federated
                          Investors and its affiliates (``Federated
                          Funds''); Executive Vice President,
                          President, or Trustee of the Federated
                          Funds.


Clyde M. McGeary          Retired from service to Commonwealth of
Age:  66                  Pennsylvania; formerly, Chief, Division of
Director of Marketvest    Arts and Sciences, Pennsylvania Department
Funds, Inc.               of Education; Partner, MCG, McGeary
Trustee of Marketvest     Consulting Group (1987-1992).
Funds

Richard Seidel            President and Director of Girard Partners,
Age:  55                  Ltd. (1994 to present); President and
Director of Marketvest    Director of The Fairfield Group, Inc.
Funds, Inc.               (1983-1993).
Trustee of Marketvest
Funds

George A. Ominski         President and Managing Director, Capital
Age:  58                  Advisors Inc. (investment advisory firm)
                          (1982-Present).
Proposed Director of
Marketvest Funds, Inc.
Proposed Trustee of
Marketvest Funds

Martin B. Ebbert, Jr.     Retired since December 1995; prior
Age:  57                  thereto, Senior Vice President, CoreStates
Proposed Director of      Bank Trust Division; Director of Client
Marketvest Funds, Inc.    Services, CoreStates Hamilton Bank Trust
Proposed Trustee of       Division (1990-1995); currently, Director
Marketvest Funds          of the York County Academy.



*Edward C. Gonzales will be deemed an `interested person,'' as defined in the 1940 Act, of the Company.

     The Nominees own less than 1% of each Company's outstanding Shares.

     The Present Board is comprised of three Board Members, one of whom is deemed to be an ``nterested person'' of the Company as defined in the 1940 Act. If the Nominees are elected, the Company's Boards will be comprised of four non-interested Board Members and one interested Board Member. The Present Board met four times so far for the current fiscal year ending February 28, 1997, and all of the Present Board Members attended at least 75% of such Board meetings. One additional Board meeting is anticipated for the current fiscal year. It is anticipated that the Nominees, upon being elected Board Members, will meet at least four times a year at regularly scheduled meetings.

     The Corporation and the Trust do not have standing audit, compensation or nominating committees since the functions are performed by the Board Members. However, pursuant to Rule 12b-1 under the Investment Company Act of 1940, the selection and nomination of non-interested Board Members are committed to the discretion of such Board Members.

     If any Nominee for election as a Board Member named above shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxies will be cast for a substitute candidate by the attorneys named therein, or their substitutes, present and acting at the Special Meeting. Any such substitute candidate for election as a non-interested Board Member shall be nominated by the Present Board's non-interested members. The Present Board Members have no reason to believe that any Nominee will become unavailable for election as a Board Member.

THE BOARD MEMBERS OF EACH COMPANY RECOMMEND
ELECTION OF THE NOMINEES TO THE BOARD


EXECUTIVE OFFICERS

     The executive officers of each Company are elected annually by their respective Boards. Each officer holds the office at the Board Members' pleasure and until qualification of his successor. The names, addresses and ages of the executive officers of each Company who are not listed as a Board Member and their principal occupations during the past five years are as follows:

     NAME, AGE AND             PRINCIPAL OCCUPATION AND/OR RELATION
CURRENT                        TO FEDERATED INVESTORS OR ANY OF ITS
       POSITION WITH      SUBSIDIARIES
THE COMPANY

Jeffrey W. Sterling       Vice President, Federated Administrative
Age:  49                  Services; Vice President and
Vice President and        Assistant Treasurer of some of the
Assistant Treasurer of    Federated Funds.
Marketvest Funds, Inc.
Vice President and
Assistant Treasurer of
Marketvest Funds
(since September 22,
1995 for the
Corporation)
(since October 27, 1995
for the Trust)

Victor R. Siclari         Corporate Counsel and Vice President,
Age:  35                  Federated Administrative
Secretary of Marketvest   Services (1992-present); Associate of
Funds, Inc.               Morrison & Foerster, a law
Secretary of Marketvest   firm, from 1990 to 1992.
Funds
(since December 4,
1995)


     None of the executive officers was selected as such pursuant to any agreements nor has any executive officer entered into an employment contract or other compensatory agreement with either Company.

     The Corporation's Articles of Incorporation and the Trust's Declaration of Trust provide that each Company will indemnify its Directors and Trustees, respectively, and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Funds unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices.

DIRECTORS' COMPENSATION TABLE--MARKETVEST FUNDS, INC. (THE `CORPORATION'')

                         AGGREGATE
NAME ,                   COMPENSATION
POSITION WITH            FROM                 TOTAL COMPENSATION PAID
THE CORPORATION          THE CORPORATION*#    FROM FUND COMPLEX *

EDWARD C. GONZALES
CHAIRMAN, PRESIDENT,
TREASURER, AND DIRECTOR  $ 0        $ 0 FOR THE CORPORATION AND
                                    1 OTHER INVESTMENT COMPANY IN THE
                                    FUND COMPLEX
GEORGE D. MCKEON
DIRECTOR (DECEASED)+     $5,250     $7,000 FOR THE CORPORATION AND
                                    1 OTHER INVESTMENT COMPANY IN THE
                                    FUND COMPLEX
GARY MOZENTER
DIRECTOR (RESIGNED)++    2,625      $3,500 FOR THE CORPORATION AND
                                    1 OTHER INVESTMENT COMPANY IN THE
                                    FUND COMPLEX
RICHARD SEIDEL
DIRECTOR                 $5,625     $7,500 FOR THE CORPORATION AND
                                    1 OTHER INVESTMENT COMPANY IN THE
                                    FUND COMPLEX

CLYDE M. MCGEARY++       $5,625     $7,500 FOR THE CORPORATION AND
DIRECTOR                            1 OTHER INVESTMENT COMPANY IN THE
                                    FUND COMPLEX

*    Information is estimated for the fiscal year ending February 28, 1997.
#    The aggregate compensation is provided for the Corporation which is comprised of three portfolios.
+    Mr. McKeon received the compensation for the period from October 27, 1995, the date of the organizational meeting of the Board of Directors of the Corporation, until his death on October 29, 1996.
++   Mr. Mozenter resigned from his Director position February 21, 1996. Mr.
McGeary was elected as a Director effective March 19, 1996. Mr. Mozenter received the compensation for the period from October 27, 1995, the date of the organizational meeting of the Board of Directors of the Corporation, until his resignation.



TRUSTEES' COMPENSATION TABLE--MARKETVEST FUNDS (THE `TRUST'')

                         AGGREGATE
NAME ,                   COMPENSATION
POSITION WITH            FROM       TOTAL COMPENSATION PAID
THE TRUST                 THE TRUST*#   FROM FUND COMPLEX *

EDWARD C. GONZALES
CHAIRMAN, PRESIDENT,
TREASURER, AND TRUSTEE   $ 0        $ 0 FOR THE TRUST AND
                                    1 OTHER INVESTMENT COMPANY IN THE
                                    FUND COMPLEX
GEORGE D. MCKEON
TRUSTEE (DECEASED)+      $1,750     $7,000 FOR THE TRUST AND
                                    1 OTHER INVESTMENT COMPANY IN THE
                                    FUND COMPLEX
GARY MOZENTER
TRUSTEE (RESIGNED)++     875        $3,500 FOR THE TRUST AND
                                    1 OTHER INVESTMENT COMPANY IN THE
                                    FUND COMPLEX
RICHARD SEIDEL
TRUSTEE                  $1,875     $7,500 FOR THE TRUST AND
                                    1 OTHER INVESTMENT COMPANY IN THE
                                    FUND COMPLEX

CLYDE M. MCGEARY++       $1,875     $7,500 FOR THE TRUST AND
TRUSTEE                             1 OTHER INVESTMENT COMPANY IN THE
                                    FUND COMPLEX

*    Information is estimated for the fiscal year ending February 28, 1997.
#    The aggregate compensation is provided for the Trust which is comprised of one portfolio.
+    Mr. McKeon received the compensation for the period from September 22,
1995, the date of the organizational meeting of the Board of Trustees of the Trust, until his death on October 29, 1996.
++   Mr. Mozenter resigned from his Trustee position February 21, 1996. Mr.
McGeary was elected as a Trustee effective March 19, 1996. Mr. Mozenter received the compensation for the period from September 22, 1995, the date of the organizational meeting of the Board of Trustees of the Trust, until his resignation.


RATIFICATION OR REJECTION OF THE
SELECTION OF INDEPENDENT AUDITORS

     The firm of Ernst & Young LLP has been selected as independent auditors for each Company by a majority of the Board Members of each Company who are not interested persons of the Company within the meaning of the 1940 Act. This selection is being submitted to shareholders for their ratification or rejection at the Special Meeting. Neither Ernst & Young LLP nor any of its partners have any direct or indirect financial interest in, or any other material relationship to, the Funds, nor are they the beneficial owners of any of the Shares of the Funds. It is not expected that a representative of Ernst & Young LLP will be present at the Special Meeting. After this meeting, it is not anticipated that there will be scheduled annual meetings of shareholders for the purpose of ratifying the selection of independent auditors.

     The Funds' independent auditors provide customary professional services in connection with the audit function for a registered investment company such as the Funds. Their fees for such services include fees for work leading to the expression of opinions on the financial statements included in reports to shareholders, opinions on financial statements included in amendments to the Funds' Registration Statements, and reports on the Funds' system of internal accounting controls required in the annual report to the Securities and Exchange Commission. Professional services of the independent auditors are approved by each Company's Board. In approving fees for such services, the Board determines that the fee payment does not affect the independence of the independent auditors.

THE BOARD MEMBERS OF EACH COMPANY RECOMMEND RATIFICATION
OF THEIR SELECTION OF INDEPENDENT AUDITORS



OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

     While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at said Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Special Meeting.

     If, at the time any session of the Special Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to such proposals. All such adjournments will require a Majority Vote of the Shares of the Corporation and a plurality vote of the Shares of the Trust present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such adjournment, will vote those proxies required to be voted against the proposal, against any such adjournment, and will abstain from voting those proxies which are required to abstain from voting on such proposal.

     The following list indicates the beneficial ownership of the only shareholders who, to the best knowledge of the Company, is the beneficial owner of more than 5% of the outstanding Shares of the noted Fund as of November 20, 1996:

Marketvest Equity Fund

Donald & Company, as nominee for Dauphin Deposit Bank and Trust Company, Harrisburg, Pennsylvania, owned approximately 22,564,501 Shares (49.96%); and Greenco, as nominee for Dauphin Deposit Bank and Trust Company, Harrisburg, Pennsylvania, owned approximately 22,426,652 Shares (49.66%).

Marketvest Short-Term Bond Fund

Donald & Company, as nominee for Dauphin Deposit Bank and Trust Company, Harrisburg, Pennsylvania, owned approximately 6,757,290 Shares (46.41%); and Greenco, as nominee for Dauphin Deposit Bank and Trust Company, Harrisburg, Pennsylvania, owned approximately 7,759,989 Shares (53.29%).

Marketvest Intermediate U.S. Government Bond Fund

Donald & Company, as nominee for Dauphin Deposit Bank and Trust Company, Harrisburg, Pennsylvania, owned approximately 17,904,910 Shares (70.89%); and Greenco, as nominee for Dauphin Deposit Bank and Trust Company, Harrisburg, Pennsylvania, owned approximately 7,342,681 Shares (29.07%).



Marketvest Pennsylvania Intermediate Municipal Bond Fund

Donald & Company, as nominee for Dauphin Deposit Bank and Trust Company, Harrisburg, Pennsylvania, owned approximately 22,270,055 Shares (99.84%).

     If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

                                   By Order of the Board Members



                                   Victor R. Siclari
                                   Secretary


November 25, 1996










G01608-03

[LOGO]
     [Account Number]
MARKETVEST EQUITY FUND

Proxy for Special Meeting of Shareholders - December 16, 1996


     The undersigned hereby appoints Victor R. Siclari, Antoinette D. Brkovich, Patricia F. Conner, Stephen R. Newcamp and Scott A. Tretter as proxies to vote and act at the Special Meeting of Shareholders of the Marketvest Equity Fund (the `Fund''), a portfolio of Marketvest Funds, Inc., to be held at the Fund's principal office, Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 9:00 a.m. on December 16, 1996 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

     The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. Each of the matters is proposed by the Fund, and none of the matters are related to or conditioned on the approval of any other matter. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

Please sign and return.

The proxies are hereby instructed to vote as specified.

NOTE:     Signature(s) should agree with name(s) as printed hereon.  All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD MEMBERS OF THE FUND. Please sign and return promptly in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.              KEEP
THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
----------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
MARKETVEST EQUITY FUND

ELECTION OF BOARD MEMBERS         FOR All
                              ---

(1)  E. Gonzales  C. McGeary  R. Seidel  G. Ominski        Withheld All
                                                       ---
       M. Ebbert, Jr.
         To withhold authority to vote, mark `For All Except''
     ---
             and write the nominee's name on the line below.

VOTE ON PROPOSALS
(2)  Ratification of the Selection of Ernst &
       Young LLP as Independent Auditors for the       FOR  AGAINST   ABSTAIN
        Fund
               ---       ---        ---

(3)  Transaction of such other business as   FOR  AGAINST   ABSTAIN
may properly come before the meeting or
                                        ---       ---        ---
any adjournment thereof.


x                   x                        x
 ----=============== ----------------         ------------------------
Signature (Sign here exactly as name(s) appear above.) Signature (Joint Owners)
     Date




[LOGO]
[Account Number]
MARKETVEST SHORT-TERM BOND FUND

Proxy for Special Meeting of Shareholders - December 16, 1996


     The undersigned hereby appoints Victor R. Siclari, Antoinette D. Brkovich, Patricia F. Conner, Stephen R. Newcamp and Scott A. Tretter as proxies to vote and act at the Special Meeting of Shareholders of the Marketvest Short-Term Bond Fund (the `Fund''), a portfolio of Marketvest Funds, Inc., to be held at the Fund's principal office, Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 9:00 a.m. on December 16, 1996 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

     The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. Each of the matters is proposed by the Fund, and none of the matters are related to or conditioned on the approval of any other matter. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

Please sign and return.

The proxies are hereby instructed to vote as specified.

NOTE:     Signature(s) should agree with name(s) as printed hereon.  All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD MEMBERS OF THE FUND. Please sign and return promptly in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.              KEEP
THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
----------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
MARKETVEST SHORT-TERM BOND FUND

ELECTION OF BOARD MEMBERS         FOR All
                              ---

(1)  E. Gonzales  C. McGeary  R. Seidel  G. Ominski        Withheld All
                                                       ---
       M. Ebbert, Jr.
         To withhold authority to vote, mark `For All Except''
     ---
             and write the nominee's name on the line below.

VOTE ON PROPOSALS

(2)  Ratification of the Selection of Ernst &
       Young LLP as Independent Auditors for the       FOR  AGAINST   ABSTAIN
        Fund
               ---       ---        ---


(3)  Transaction of such other business as   FOR  AGAINST   ABSTAIN
may properly come before the meeting or
                                        ---       ---        ---
any adjournment thereof.
x                   x                        x
 ----=============== ----------------         ------------------------
Signature (Sign here exactly as name(s) appear above.) Signature (Joint Owners)
     Date




[LOGO]
[Account Number]
MARKETVEST INTERMEDIATE U.S. GOVERNMENT BOND FUND

Proxy for Special Meeting of Shareholders - December 16, 1996


     The undersigned hereby appoints Victor R. Siclari, Antoinette D. Brkovich, Patricia F. Conner, Stephen R. Newcamp and Scott A. Tretter as proxies to vote and act at the Special Meeting of Shareholders of the Marketvest Intermediate U.S. Government Bond Fund (the `Fund''), a portfolio of Marketvest Funds, Inc., to be held at the Fund's principal office, Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 9:00 a.m. on December 16, 1996 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

     The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. Each of the matters is proposed by the Fund, and none of the matters are related to or conditioned on the approval of any other matter. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

Please sign and return.

The proxies are hereby instructed to vote as specified.

NOTE:     Signature(s) should agree with name(s) as printed hereon.  All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD MEMBERS OF THE FUND. Please sign and return promptly in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.              KEEP
THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
----------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
MARKETVEST INTERMEDIATE U.S. GOVERNMENT BOND FUND

ELECTION OF BOARD MEMBERS         FOR All
                              ---

(1)  E. Gonzales  C. McGeary  R. Seidel  G. Ominski        Withheld All
                                                       ---
       M. Ebbert, Jr.
         To withhold authority to vote, mark `For All Except''
     ---
             and write the nominee's name on the line below.

VOTE ON PROPOSALS

(2)  Ratification of the Selection of Ernst &
       Young LLP as Independent Auditors for the       FOR  AGAINST   ABSTAIN
        Fund
               ---       ---        ---


(3)  Transaction of such other business as   FOR  AGAINST   ABSTAIN
may properly come before the meeting or
                                        ---       ---        ---
any adjournment thereof.

x                   x                        x
 ----=============== ----------------         ------------------------
Signature (Sign here exactly as name(s) appear above.) Signature (Joint Owners)
     Date


[LOGO]
[Account Number]
MARKETVEST PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

Proxy for Special Meeting of Shareholders - December 16, 1996


     The undersigned hereby appoints Victor R. Siclari, Antoinette D. Brkovich, Patricia F. Conner, Stephen R. Newcamp and Scott A. Tretter as proxies to vote and act at the Special Meeting of Shareholders of the Marketvest Pennsylvania Intermediate Municipal Bond Fund (the `Fund''), a portfolio of Marketvest
Funds, to be held at the Fund's principal office, Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 9:00 a.m. on December 16, 1996 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

     The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. Each of the matters is proposed by the Fund, and none of the matters are related to or conditioned on the approval of any other matter. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

Please sign and return.

The proxies are hereby instructed to vote as specified.

NOTE:     Signature(s) should agree with name(s) as printed hereon.  All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD MEMBERS OF THE FUND. Please sign and return promptly in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.              KEEP
THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
----------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
MARKETVEST PA INTERMEDIATE MUNICIPAL BOND FUND

ELECTION OF BOARD MEMBERS         FOR All
                              ---

(1)  E. Gonzales  C. McGeary  R. Seidel  G. Ominski        Withheld All
                                                       ---
       M. Ebbert, Jr.
         To withhold authority to vote, mark `For All Except''
     ---
             and write the nominee's name on the line below.

VOTE ON PROPOSALS
(2)  Ratification of the Selection of Ernst &
       Young LLP as Independent Auditors for the       FOR  AGAINST   ABSTAIN
        Fund
               ---       ---        ---


(3)  Transaction of such other business as   FOR  AGAINST   ABSTAIN
may properly come before the meeting or
                                        ---       ---        ---
any adjournment thereof.


x                   x                        x
 ----=============== ----------------         ------------------------
Signature (Sign here exactly as name(s) appear above.) Signature (Joint Owners) Date